SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	June 6, 2003

SEITEL, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)
0-14488		76-0025431
(Commission File Number)		(IRS Employer Identification No.)

10811 S. Westview Circle
Building C, Ste. 100.
Houston, Texas		77043
(Address of Principal Executive Offices)		(Zip Code)

(713) 881-8900
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.	Other Events and Required FD Disclosure.

     As set forth in the attached press release filed as Exhibit 99.1 hereto, the complete text of which is incorporated in this Item 5. by reference thereto, Seitel, Inc. announced that on the afternoon of June 6, 2003 the registered holders of approximately $102,600,000 aggregate principal amount of Seitel's senior unsecured notes, filed in U.S. Bankruptcy Court against Seitel and certain of its U.S. subsidiaries involuntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code.

     These involuntary bankruptcy petitions were filed in U.S. Bankruptcy Court for the District of Delaware, in Wilmington.

       Reference is hereby made to Exhibit 99.1 for the complete text of Seitel's public announcement.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(a)	Financial Statements of Business Acquired.

Not Applicable.

	(b)	Pro Forma Financial Information (unaudited).

Not Applicable.

	(c)	Exhibits.

		99.1	Press release of Seitel, Inc., dated June 7, 2003

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Date:	June 9, 2003	SEITEL, INC.

		By:	/s/ Larry E. Lenig, Jr.

		Name:	Larry E. Lenig, Jr.
		Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit		Page

99.1	Press release of Seitel, Inc., dated June 7, 2003	4